Hosted Services Agreement

EXHIBIT 10.20

AMENDMENT NO. 22 TO

NAVITAIRE HOSTED SERVICES AGREEMENT

This Amendment No. 22 to the NAVITAIRE Hosted Services Agreement (this “Amendment”), effective as of February 1, 2012, is entered into by and between Navitaire LLC, a Delaware limited liability company (“NAVITAIRE”), and VRG Linhas Aereas S.A, a Brazilian corporation (“Customer”). Initially capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms in the Agreement (as defined below).

A.

NAVITAIRE and Customer are parties to that certain NAVITAIRE Hosted Services Agreement dated as of May 1, 2004 and amended by: (i) Amendment No. 1 dated as of January 1, 2005, (ii) Amendment No. 2 dated as of June 13, 2005, (iii) Amendment No. 3 dated as of October 1, 2005, (iv) Amendment No. 4 dated as of November 14, 2005, (v) Amendment No. 6 dated as of April 5, 2006, (vi) Amendment No. 7 dated as of June 1, 2006, (vii) Amendment No. 8 dated as of June 11, 2007 (viii) Amendment No. 9 dated as of August 20, 2007; (ix) Amendment No. 10 dated as of August 27, 2007; (x) Amendment No. 11 dated as of April 24, 2008; (xi) Amendment No. 12 dated as of April 24, 2008; (xii) Amendment No. 13 dated as of July 31, 2008; (xiii) Amendment No. 14 dated as of October 31, 2008; (xiv) Amendment No. 15 dated as of October 1, 2008; (xv) Amendment No. 16 dated as of October 1, 2009; (xvi) Amendment No. 17 dated as of February 1, 2010; (xvii) Amendment No. 18 dated as of March 15, 2010; (xviii) Amendment No. 19 dated as of June 25, 2010; (xix) Amendment No. 20 dated as of November 1, 2010; and (xx) Amendment No. 21 dated as of March 1, 2011 (the “Agreement”), pursuant to which NAVITAIRE performs Hosted Services for Customer.

B.	Section 18.1 of the Agreement permits the parties to amend the terms and conditions of the Agreement provided such amendment is made in writing signed by the parties.

C.	NAVITAIRE and Customer desire to amend the terms of the Agreement as provided below.

Accordingly, and in consideration of the foregoing, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereby agree as follows:

1	Amendment to add Data Transmission as Section 18.10 of the Agreement, as follows:

18.10

Data Transmission.Customer authorizes NAVITAIRE to electronically transmit certain Customer data, which may include Personally Identifiable Information (“PII”) of passengers of Customer, to third parties as directed by Customer, in order to facilitate the provision of Hosted Services. For the purposes of this Agreement, PII means data and/or information which is provided by or on behalf of Customer and which consists of information or data naming or identifying a natural person such as: (a) personally identifying information that is explicitly defined as a regulated category of data under any data privacy or data protection laws applicable to Customer; (b) non-public information, such as a national identification number, passport number, social security number, or driver’s license number; (c) health or medical information, such as insurance information, medical prognosis, diagnosis information or genetic information; (d) financial information, such as a policy number, credit card number and/or bank account number; and/or (e) sensitive personal data, such as mother’s maiden name, race, marital status, gender, sexuality, or account login information / authentication details. The term “Personally Identifiable Information” shall not include information or data that is anonymized, aggregated, de-identified and/or compiled on a generic basis and which does not name or identify a specific individual or person.

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2	Amendment to add Outbound Interline E-Ticket Functionality to the Agreement, as follows:
	a.	Scope of Services. The following is added to Exhibit A, Section 2, Scope of Services:

‘X’ or ‘N/A’	Hosted Reservation Services – New Skies Add-On Functionality
X	Outbound Interline E-Ticket Functionality

b.

Monthly Recurring Service Fees. The Monthly Recurring Service Fees located in Section 1.1.24 of Exhibit H of the Agreement will be invoiced per the standard payment terms of the Agreement, upon first production use.

c.	Implementation Fees. The following Implementation Fees are added to Exhibit H, Section 1.2:
1.2
1.2 Implementation Fees

X	Product/Service Description	Implementation Fees
X	Outbound Interline E-Ticket Functionality	$[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Implementation Fee*

*	Implementation Fee for Outbound Interline E-Ticket Functionality with the first E-Ticket partner up to [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] hours of implementation support including project management, operations, NAVITAIRE system training, and support personnel, in addition to:

Assistance completing the Data Collector;
Validating the Production link with [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT];
Configuration and Set-up, which includes:
	o	Ticket Services;
	o	Utilities; and
	o	ESC work.
Product resource time;
Training;
Testing; and
Cut-Over support.

Additional implementation hours are [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]. The Implementation Fee is due upon signature of this Amendment, with any remaining balance due in full upon completion of the implementation project.

After Customer has completed the implementation with [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] as the E-Ticketing Interchange and Database Provider, subsequent activations with airliner partners, where [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] is the E-Ticketing Interchange and Database Provider, will be [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

All costs associated with establishing data circuits pertaining to the CRS/GDS/ARS and/or SITA/ARINC in connection with, or as a result of E-Ticket Functionality are the responsibility of Customer.

3	Amendment to add Inter Airline Through Check-in (IATCI) to the Agreement, as follows:
a. Scope of Services. The following is added to Exhibit A, Section 2, Scope of Services:

‘X’ or	Hosted Reservation Services – New Skies
‘N/A’	Add-On Functionality
X	Inter Airline Through Check-in (IATCI) – via the [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] IATCI hub

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b.	Functionality. The following is added to Exhibit A, Section 6, New Skies by NAVITAIRE Functionality Included in Hosted Reservation Services:

Inter Airline Through Check-in (IATCI)
General Features – Inter Airline Through Check-in (IATCI)

The IATCI functionality selected by Customer is dependent upon Customer’s use of an IATCI hub provided by [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] or another third-party provider. Customer is responsible for contracting for IATCI hub services separate from the NAVITAIRE Agreement. NAVITAIRE shall be not liable for the IATCI hub provider’s performance or failure to perform.

■	Ability to generate through check-in messages to an IATCI hub provider for delivery to another airline’s departure control system.
■	Ability to generate through check-in update messages to an IATCI hub provider for delivery to another airline’s departure control system.
■	Ability to generate through check-in cancel messages to an IATCI hub provider for delivery to another airline’s departure control system.
■	Ability to print boarding passes with seat assignments for flights operated by another airline.
■	Ability to exchange baggage details and limited APIS information via through check-in messages via the third-party IATCI hub.
■	Ability to check-in host carrier passengers when through check-in queries are received from another airline via the IATCI hub provider.
■	Ability to update host carrier passenger data when through check-in update messages are received from another airline via the IATCI hub provider.
■	Ability to ‘uncheck’ host carrier passengers when through check-in cancel messages are received from another airline via the IATCI hub provider.
■	Ability to respond to boarding pass reprint queries received from another airline via the IATCI hub provider.
■	Ability to support IATA EDIFACT version 94:1 for through check-in messages.

c.	Monthly Recurring Service Fees. The following Monthly Recurring Service Fees for Inter Airline Through Check-in (IATCI) are added to Exhibit H as Section 1.1.33:

	1.1.33	Monthly Recurring Service Fees – Connectivity Services/Products – Inter Airline Through Check-in (IATCI). (Applicable only if selected in Section 2 of Exhibit A):

Description		Inter Airline Through Check-in
(IATCI)
Price per Physical Connection
[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Partner	Monthly Infrastructure and Support Fee	$[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]minimum fee per month
(includes [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] IATCI Messages)
	Per Message Transaction Fee*	$[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] per IATCI Message
above [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] included IATCI Messages
[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Partners	Monthly Infrastructure and Support Fee	$[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] minimum fee per month
(includes [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] IATCI Messages)
	Per Message Transaction Fee*	$[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] per IATCI Message
above [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] included IATCI Messages
[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Partners	Monthly Infrastructure and Support Fee	$[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] minimum fee per month
(includes [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] IATCI Messages)
	Per Message Transaction Fee*	$[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] per IATCI Message
above [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] included IATCI Messages

*	Any Inter Airline Through Check-in Message volumes collectively for all transactions above the included IATCI Messages, per physical connection, will incur the additional Monthly Recurring Service Fees outlined in Section 1.1.33 above.
Monthly Infrastructure and Support Fee for each partner becomes effective upon completion of the implementation project.

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Hosted Services Agreement

Note:

Any applicable message fees, segment fees, or data circuits pertaining to the CRS/GDS/ARS and/or SITA/ARINC in connection with, or as a result of an Inter Airline Through Check-in (IATCtheir services. I), are the responsibility of Customer. Pricing is based upon Customer’s use of the IATCI hub provided by [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]. Customer will secure pricing from [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] for their services.

d.	Implementation Fees. The following Implementation Fees are added to Exhibit H, Section
1.2:
	1.2	Implementation Fees

X	Product/Service Description	Implementation Fees
X	Inter Airline Through Check-in (IATCI)	$[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Implementation Fee (for the [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] IATCI partner*)
Time and Materials (for the [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] IATCI partners**)
Time and Materials (for the [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] IATCI partners***)

*

Implementation Fee for Inter Airline Through Check-in (IATCI) for [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] IATCI connection includes up to [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] hours of implementation support including project management, operations, NAVITAIRE system training, and support personnel. Additional implementation hours are [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]. [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] of the Implementation Fee is due upon signature of this Amendment, with the remaining [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] due in full upon completion of the implementation project.

**

Implementation of Inter Airline Through Check-in (IATCI) for the [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] IATCI connections is estimated to require [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] implementation support including project management, operations, NAVITAIRE system training, and support personnel, per connection.

***

Implementation of Inter Airline Through Check-in (IATCI) for the [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] IATCI connections is estimated to require up to [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] of implementation support including project management, operations, NAVITAIRE system training, and support personnel, per connection.

All costs associated with establishing data circuits pertaining to the CRS/GDS/ARS and/or SITA/ARINC in connection with, or as a result of an Inter Airline Through Check-in (IATCI), are the responsibility of Customer.

Pricing is based upon Customer’s use of the IATCI hub provided by [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] . Customer will secure pricing from [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] for their services. Implementation to connections other than [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] requires additional data links and will require additional implementation fees, such fees to be quoted upon request. NOTE: IATCI functionality will be available once Customer upgrades to the New  Skies [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] release.

4	Amendment to remove the [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Code-Share from the Agreement, as follows:

	a.	Scope of Services. The [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] is hereby unselected in Exhibit A, Section 2, Scope of Services, as follows:

‘X’ or ‘N/A’	Hosted Reservation Services – New Skies Add-On Functionality
N/A	Code-Share Connectivity – with [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] as the Marketing and Customer as Operating Carrier*

*

 Customer’s inactive code-share with [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]is hereby removed in its entirety from the Agreement. Should Customer and [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] agree at some future date to

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enter into an active code-share partnership, Customer and NAVITAIRE will mutually agree upon commercial terms and conditions prior to initiating a new implementation project.

b.

Monthly Recurring Service Fees. The Monthly Recurring Service Fees – Connectivity Services/Products – Code-Share Distribution with Customer as Code-Share Operating and/or Marketing Carrier, located in Section 1.1.3 of Exhibit H of the Agreement, will no longer be invoiced for the inactive [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] code-share arrangement, as of the effective date of this Amendment.

5	Amendment to modify Block Space Code-Share (non-automated booking inventory) of the Agreement, as follows:

	a.	Scope of Services. Block Space Code-Share (non-automated booking inventory) found in Exhibit A, Section 2, Scope of Services, is hereby deleted and replaced in its entirety as follows:

‘X’ or ‘N/A’	Hosted Reservation Services – New Skies Add-on Functionality
X	Block Space Arrangements (non-automated booking inventory)*

*

The sum of the combined block space booking volumes for all partner carriers will not exceed [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] of the total booking volume for Customer in any given month. Should this limit be exceeded, Customer and NAVITAIRE mutually agree to reengage in discussions regarding block space usage and costs.

b.

Functionality. Block Space Code-Share (non-automated booking inventory) functionality found in Exhibit A, Section 6, New Skies – Hosted Reservation Services Add-On Functionality, is hereby deleted and replaced in its entirety as follows:

Block Space Arrangements (non-automated booking inventory) Add-on Functionality
General Features – Block Space Arrangements
■ Product support for block space distribution, Customer as operating or marketing carrier.
■ Ability to sell inventory from availability display.
Note: Contact NAVITAIRE for additional functionality available for related support processes and configuration available for non-automated booking inventory process for block space arrangements.

c.

Monthly Recurring Service Fees. Monthly Recurring Service Fees – Connectivity Services/Products Block Space Code-Share found in Section 1.1.4 of Exhibit H, of the Agreement are hereby deleted and replaced in their entirety as follows:

	1.1.4	Monthly Recurring Service Fees – Connectivity Services/Products – Block Space Arrangements. (Applicable only if selected in Section 2 of Exhibit A):

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

	Note:	Any applicable message fees, segment fees or data circuits pertaining to the CRS/GDS and/or SITA/ARINC are the responsibility of Customer, including:

	(a)	CRS/GDS/ARS Imposed Message Fees (applicable to CRS/GDS/ARS messages only):

Per CRS/GDS/ARS agreement with NAVITAIRE, additional CRS/GDS/ARS fees may be billed to NAVITAIRE. Any and all such fees and/or charges attributable to Customer’s Hosted Reservations Services, will be payable by Customer to NAVITAIRE, on a monthly basis. Upon request and on a time and materials basis, NAVITAIRE

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will provide Customer with a copy of the CRS/GDS invoice for Type A/EDIFACT, Type B/Teletype, or other related charges with each monthly invoice.

These fees are in addition to the standard Host Reservation Services charges and are subject to any increases imposed upon NAVITAIRE by CRS/GDS/ARS. If CRS/GDS/ARS begins to assess message fees for test messages, these will also be billed cost to Customer at cost.

(b) SITA/ARINC or other Connectivity Provider Fees:

All fees from SITA/ARINC and/or other Connectivity Providers for routing of traffic need to be billed directly to Customer. Customer should pursue an arrangement with one or both of these providers independent of NAVITAIRE.

6	No Other Changes. Except as specifically amended by this Amendment, all other provisions of the Agreement remain in full force and effect. This Amendment shall not constitute or operate as a waiver of, or estoppel with respect to, any provisions of the Agreement by any party hereto.
7	Counterparts. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same agreement.
8	Successors and Assigns. This Amendment shall inure to the benefit of and be binding upon NAVITAIRE and the Customer and their respective successors, heirs and assigns.
9

Conflict of Provisions. In the event that there exists a conflict between any term, condition, or provision contained within this Amendment, and in any term, condition, or provision contained within the Agreement, the term, condition, or provision contained within this Amendment shall control.

<Signature Page Follows>

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Hosted Services Agreement

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year written below.

Navitaire LLC
Signature:
Printed Name:
Title:
Date:
VRG Linhas Aereas S.A
Signature:
Printed Name:
Title:
Date:

Witness Name:
Witness ID:

Witness Name:
Witness ID:

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